Exhibit 99.2 Fiscal Year (FY) 2018 Earnings Release Conference Call May 15, 2018 1

Safe Harbor Statement Certain statements herein about our expectations of future events or results constitute forward- looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as, “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. This release may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand and response to products and services offered by AZZ, including demand by the power generation markets, electrical transmission and distribution markets, the industrial markets, and the hot dip galvanizing markets; prices and raw material cost, including zinc and natural gas which are used in the hot dip galvanizing process; changes in the political stability and economic conditions of the various markets that AZZ serves, foreign and domestic, customer requested delays of shipments, acquisition opportunities, currency exchange rates, adequacy of financing, and availability of experienced management and employees to implement AZZ’s growth strategy. AZZ has provided additional information regarding risks associated with the business in AZZ’s Annual Report on Form 10-K for the fiscal year ended February 28, 2018 and other filings with the SEC, available for viewing on AZZ’s website at www.azz.com and on the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward2 - looking statements, whether as a result of new information, future events, or otherwise.

Fiscal 2018 was challenging • Already lower than anticipated refinery turnaround activity was significantly worsened by Hurricane Harvey • Already soft Domestic Nuclear Market now in, what is likely to be, a secular downturn • Westinghouse bankruptcy impacted several Energy Segment BU’s • MNES withdrawal from US Nuclear Market and the anticipation of a lengthy downturn caused $10.5m assets to be impaired • Closure of VC Summer construction project and order cancellations for Vogtle project • Normally solid Enclosure BU’s impacted by irrational market behavior • Inflationary impact from zinc and direct labor could not be fully offset by price increases • Poor execution on several major new initiatives from Metal Coatings • Various one-time, non-recurring charges taken • Restatement of prior periods required (now completed) 3

Fiscal 2018 Highlights • Executed on 3 acquisitions and more during year • PSI - switchgear • EPC – powder coating • Rogers Brothers - galvanizing • Added Lectrus Assets in March of FY2019 • Built greenfield powder-coating facility in Crowley, TX • Began production at Catoosa Galvabar plant • Took further action to improve performance in operations • Reserved for closing two low profit galvanizing sites (one already closed) • Restructured Metal Coatings sales organization and improved operating structure to reduce cost and streamline decision making • Upgraded management in both Metal Coatings and Electrical Platform • Negotiated new primary credit agreement • Increase in size and flexibility • Lower costs of borrowing • Tax rate reduction approved in December 4

Fiscal 2018 Markets • Electrical end market spending has shifted • Power generation investment decreased • Increased energy efficiency by consumers • Nuclear plant closures and project cancellations • Gas fired plant construction ‘bow-wave’ is completed • Transmission & distribution investment increased • Grid hardening and grid resiliency • Growth in EV automobiles • Housing construction • Oil & Gas / Industrial large projects were fewer, and smaller • Very high asset run rates • Decline in large turnaround scopes • Increase in smaller, emergent scopes 5

Total Company Revenue by Market Industrial - General Industry, Oil & Gas, Construction Transmission & Distribution Power Generation FY 2019 Expectation 16% 21% Industrial 54% T&D 60% 19% 30% Power Gen FY2017 FY2018 $864 million $810 million 6

Metal Coatings Revenue by Market FY 2019 Expectation 7% 5% 5% 5% Electrical Utility 39% 39% OEM’s 36% 39% Industrial Bridge & Highway 13% 12% Petrochemical FY 2017 FY 2018 $376 million $389 million Electrical & Telecommunication OEM's Industrial Bridge & Highway Petrochemical 7

Energy: Revenue by Market FY 2019 Expectation 16% Power Gen 37% 41% Industrial 30% 54% 22% T&D FY2017 FY2018 $488 million $421 million Power Generation Industrial Transmission & Distribution 8

Fiscal 2018 Results (Millions Except for EPS and percentages) FY 2018 FY 2017 % change Revenue $ 810.4 $ 863.5 -6.2% Gross Profit $ 160.3 $ 205.3 -21.9% Gross Margin 19.8% 23.8% Operating Profit $ 48.2 $ 98.9 -51.2% Operating Margin 6.0% 11.5% Net Income $ 45.2 $ 61.3 -26.3% Earnings Per Share 5.6% 7.1% Diluted EPS $ 1.73 $ 2.35 -26.4% Diluted Shares Outstanding 26.036 26.097 9

Fiscal 2018 Adjustments to Earnings $ millions Earnings Per Share1 Impairment of long-lived assets 10.8 $0.42 Impairment of accounts receivable due to adverse court decision 2.9 $0.11 Impairment of note receivable from cancelled Chinese contract 1.3 $0.05 Impairment of note receivable with former competitor due to bankruptcy 3.2 $0.12 Other disposal and impairment charges 0.5 $0.02 Income tax effect of the non-GAAP adjustments -5.1 $(0.19) Income tax benefit related to 2017 U.S. tax reform -23.7 $(0.91) Total non-GAAP adjustments -10.0 $(0.38) 1 – EPS effect to full year using 26.036 million shares The total effect of all one-time non-recurring charges to fiscal 2018 was a benefit to reported EPS of $0.38 per share 10

FY 2018 Segment Results $(millions) Energy Metal Coatings Segment Segment FY 2018 Revenue $421.0 $389.4 Operating Income $(1.8) $84.3 Operating Margin -0.4% 21.7% FY 2017 Revenue $488.0 $375.5 Operating Income $52.6 $79.0 Operating Margin 10.8% 21.0% 11

FY 2018 Cash Flow Highlights (Millions) FY 2018 FY 2017 Cash flows from operating activities $78.9 $111.2 Less: Capital Expenditures $29.6 $41.4 Free Cash Flow $49.3 $69.7 Net Income $45.2 $61.3 Free Cash Flow/Net Income 109.1% 113.9% Acquisition of subsidiaries, net of cash acquired $44.8 $22.7 Dividends $17.7 $16.6 Share repurchases $7.5 $5.3 12

Cash Flow by Fiscal Year ($ in Millions) $160.0 $140.0 $120.0 $100.0 $80.0 $60.0 $40.0 $20.0 $0.0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Cash Pro. By Oper. Net Income Free Cash Flow 13

CAPEX, Depreciation & Amortization ($ in Millions) $60.0 $50.4 $50.5 $50.0 $46.1 $47.4 *$43.5$43.3 $41.4 $39.9 $40.0 $29.4 $29.4 $29.6 $30.0 $24.9 $22.2 $22.6 $19.8 $20.0 $16.4 $10.0 $0.0 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017 FY2108 CAPEX D&A *Includes $12 million for the rebuild of the Joliet Galvanizing facility in Fiscal 2014 14

FY2019 Guidance FY 2019 Revenue $900 - $960 million Earnings per share $1.75 - $2.25 • Metal Coatings will have stronger Revenue due to inflation, a stronger selling effort, and improved traction on operational improvement initiatives • Metal Coatings Income will benefit from stronger emphasis on value price selling, impact of Ops Excellence initiatives, lower overhead expense due to realignment, and improved execution • Industrial is seeing stronger turnaround activity and highly active international markets that will partially offset the weak nuclear market • Electrical enclosure market has improved; new management is quickly gaining traction resulting in improved operational execution; and benefit of the Powergrid and Lectrus acquisitions 15

FY2019 Risks • Refinery turnarounds for the Fall season do not materialize • Metal Coatings cannot offset zinc and direct labor cost increases with price, and operational execution efforts falter • AZZ’s ongoing recruiting and retention efforts fail to provide enough skilled and semi-skilled craft to satisfy demand • Electrical Group’s operational improvement initiatives do not provide the expected margin improvement AZZ believes it has taken steps to effectively mitigate the risks within our control 16

Q&A 17

Reg G Tables 18

Non-GAAP Adjusted Earnings Reconciliation In addition to reporting financial results in accordance with Generally Accepted Accounting Principles in the United States ("GAAP"), AZZ has provided adjusted earnings and adjusted earnings per share, which are non-GAAP measures. Management believes that the presentation of these measures provides investors with greater transparency comparison of operating results across a broad spectrum of companies, which provides a more complete understanding of AZZ’s financial performance, competitive position and prospects for the future. Management also believes that investors regularly rely on non-GAAP financial measures, such as adjusted earnings and adjusted earnings per share, to assess operating performance and that such measures may highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. The following table provides a reconciliation for the year ended February 28, 2018 between net income and diluted earnings per share calculated in accordance with GAAP to adjusted earnings and adjusted earnings per share, respectively, which are shown net of tax (thousands, except per share data). 19

Non-GAAP Adjusted Earnings Reconciliation Thousands except for EPS data Three Months Ended Twelve Months Ended February 28, 2018 February 28, 2018 Per Per Diluted Diluted Amount Share Amount Share GAAP net income and GAAP diluted earnings per share $ 23,487 $ 0.90 $ 45,169 $ 1.73 Adjustments to reconcile GAAP to non-GAAP Impairment of long-lived assets 2,548 0.10 10,834 0.42 Impairment of accounts receivable due to adverse court decision — — 2,881 0.11 Impairment of note receivable from partial project cancellation — — 1,314 0.05 Impairment of note receivable with a former competitor due to bankruptcy 3,163 0.12 3,163 0.12 Other disposal and impairment charges 78 0.00 531 0.02 Income tax effect of the non-GAAP adjustments (1,563) (0.06) (5,055) (0.19) Income tax benefit related to 2017 U.S. tax reform (23,700) (0.91) (23,700) (0.91) Total non-GAAP adjustments (19,474) (0.75) (10,032) (0.38) Non-GAAP net income and diluted earnings per share $ 4,013 $ 0.15 $ 35,137 $ 1.35 20

GAAP to Non-GAAP Free Cash Flow Reconciliation Fiscal Years 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Cash from Operations 38,926 60,196 82,588 42,085 64,065 92,738 107,275 118,157 143,589 111,176 78,909 Less Capital Spending 9,926 20,009 12,037 16,411 19,784 24,923 43,472 29,377 39,861 41,434 29,612 Free Cash Flow 29,000 40,187 70,551 25,674 44,281 67,815 63,803 88,780 103,728 69,742 49,297 21